================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 VidaMed, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                                 VIDAMED, INC.


Dear Stockholder:

   On behalf of VidaMed's Board of Directors, I am pleased to invite you to attend VidaMed's 2001 Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., local time, on Thursday, May 10, 2001, at the Crowne Plaza, 777 Bellew Drive, Milpitas, California 95035.

   The Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy are enclosed.

   Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. We hope that you will be able to attend the annual meeting.

   Whether or not you can be present at the meeting in person, please promptly vote your shares by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope to ensure that your vote is counted. We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ RANDY D. LINDHOLM

                                          Randy D. Lindholm
                                          Chairman, President and Chief
                                          Executive Officer

April 16, 2001
Fremont, California


 Important: The prompt return of your proxy card will save the company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

                                 VIDAMED, INC.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 10, 2001

                               ----------------

TO THE STOCKHOLDERS OF VIDAMED, INC.:

   The Annual Meeting of Stockholders of VidaMed, Inc., a Delaware corporation, will be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at the Crowne Plaza, 777 Bellew Drive, Milpitas, California 95035, for the following purposes:

  1. To elect six persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified;

  2. To consider a proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001; and

  3. To transact such other business as may properly come before the meeting or any adjournment.

   Only stockholders of record at the close of business on March 20, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments. Stockholders are entitled to one vote for each share held of record on that date.

   A list of stockholders entitled to vote at the meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours from April 30, 2001 to May 9, 2001, at the offices of VidaMed, Inc., 46107 Landing Parkway, Fremont, California 94538.

                                          By Order of the Board of Directors,

                                          /s/ TOM C. THOMAS

                                          Tom C. Thomas
                                          Secretary

April 16, 2001
Fremont, California

                                 VIDAMED, INC.

                             46107 Landing Parkway
                           Fremont, California 94538

                               ----------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 10, 2001

                               ----------------

                   INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes

   The meeting will be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at the Crowne Plaza, 777 Bellew Drive, Milpitas, California 95035, for the purposes set forth in the Notice of Meeting.

Stockholders Entitled to Vote

   Stockholders of record at the close of business on March 20, 2001 will be entitled to vote at the meeting. As of that date, there were 35,087,860 shares of our common stock outstanding and eligible to vote. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders are entitled to request cumulative voting rights for the election of directors.

Proxies

   This proxy statement is being mailed to our stockholders beginning on or about April 16, 2001 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting.

   Your vote is important. A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors, to mark, sign, date and return the proxy card in the accompanying envelope. No postage is required if mailed within the United States.

   Proxies will be voted as specified by you. Signed proxies that lack any specification will be voted in favor of all of the proposals set forth in the Notice of Meeting and in favor of the election of all of the nominees for director listed in this proxy statement.

   The Board of Directors recommends that you vote FOR the approval of all of the proposals set forth in the Notice of Meeting and FOR all of the nominees for director listed in this proxy statement.

Revocation of Proxies

   Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

  .  giving written notice of your revocation to the Secretary of VidaMed,

  . filing a duly executed proxy bearing a later date with the Secretary of VidaMed, or

  . appearing at the Annual Meeting and filing written notice of revocation with the Secretary prior to use of the proxy.

Quorum Requirement

   The presence at the Annual Meeting, in person or by proxy, of a majority of shares of common stock issued and outstanding and eligible to vote will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter. A "broker non-vote" is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received, and the broker has no discretionary authority to vote.

Vote Required

   Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of the six nominees for director requires the affirmative vote of a plurality of the shares of common stock present and entitled to vote in person or by proxy. Stockholders also have the right to request cumulative voting by following certain procedures. Under those circumstances, any stockholder may multiply the number of votes he or she is entitled to by the number of directors to be elected and allocate votes among the candidates in any manner. The six director nominees receiving the highest number of votes will be elected.

   Approval of the other proposals described in this proxy statement requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy at the Annual Meeting.

   Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Signed proxies that lack any specification will be voted in favor of all of the proposals set forth in the Notice of Meeting and in favor of the election of all of the six nominees for directors listed in this proxy statement.

Proxy Solicitation Costs

   The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following tables set forth information known to us with respect to the beneficial ownership of our common stock as of March 1, 2001 for (1) each person known by us to beneficially own more than five percent of our issued and outstanding common stock, (2) each of our directors, (3) each of the executive officers named in the Summary Compensation Table under the heading "Executive Compensation and Other Benefits," and (4) all of our current executive officers and directors as a group. Percentages are calculated based on the number of shares of our common stock issued and outstanding as of March 1, 2001. Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws where applicable. All shares listed as beneficially owned include shares that may be acquired within 60 days through the exercise of warrants and stock options granted by VidaMed. These shares are treated as outstanding only when determining the amount and percent owned by the applicable individual or group.

                  Stock Ownership of Certain Beneficial Owners

                                                      Common Stock
                                                      Beneficially   Approximate
Name and Address                                       Owned as of    Percent of
of Beneficial Owner                                   March 1, 2001    Class(1)
-------------------                                   -------------  -----------
Medtronic Asset Management, Inc. ....................   7,690,000(2)    20.97%
  c/o Medtronic, Inc.
  Corporate Center
  710 Medtronic Parkway
  Minneapolis, MN 55432

Zesiger Capital Group LLC. ..........................   3,573,000(3)    10.08%
  320 Park Avenue, 30th Floor
  New York, NY 10022

Hayden R. Fleming....................................   3,308,083(4)     9.36%
  c/o Circle F Ventures, LLC
  17797 North Perimeter Drive, Suite 105
  Scottsdale, AZ 85255

Brookside Capital Partners Fund, L.P. ...............   2,500,000(5)     7.13%
  Two Copley Place
  Boston, MA 02116

--------
(1) Based upon 35,077,474 shares of common stock issued and outstanding as of March 1, 2001.

(2) Includes warrants to purchase 1,590,000 shares. This information is based on a Schedule 13D filed with the Securities and Exchange Commission on November 29, 2000 by Medtronic Asset Management, Inc. and information provided by Medtronic Asset Management, Inc.

(3) Zesiger Capital Group LLC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. All shares reported in the table are held in discretionary accounts managed by Zesiger Capital Group. Zesiger Capital Group disclaims beneficial ownership of such shares. The number of shares shown in the table includes warrants to purchase 367,500 shares. No single client account is reported by Zesiger Capital Group to own more than five percent of our outstanding common stock. In addition to the shares shown in the table, Albert L. Zesiger and Barrie R. Zesiger, both principals of Zesiger Capital Group, own, respectively, 164,000 shares and 60,800 shares, including warrants to purchase, respectively, 9,000 and 4,800 shares. This information is based on Amendment No. 7 to the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001 by Zesiger Capital Group and information provided by Zesiger Capital Group.

(4) Includes 476,850 shares owned by the Hayden R. Fleming and LaDonna M. Fleming Revocable Trust; 56,150 shares owned by the LaDonna M. Fleming IRA; 211,250 shares owned by the Hayden R. Fleming IRA; 2,548,833 shares owned by Circle F Ventures, LLC, a Georgia limited liability company, which is a private investment fund managed by Mr. Fleming; and 15,000 shares owned by Fleming Securities, Inc., an Arizona corporation, of which Mr. Fleming is the registered principal and majority stockholder. Also includes 261,250 shares subject to warrants. This information is based on information provided by Fleming Securities, Inc.

(5) Brookside Capital Partners Fund, L.P. acts by and through its sole general partner, Brookside Capital Investors, L.P. Brookside Capital Investors, L.P. acts by and through its sole general partner, Brookside Capital Investors, Inc. Mr. W. Mitt Romney is the sole shareholder, sole director, President and Chief Executive Officer of Brookside Capital Investors, Inc. and thus is the controlling person of Brookside Capital Investors, Inc. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2001 and information provided by Brookside Capital Partners Fund, L.P.

                  Stock Ownership of Directors and Management

                                                                  Of Shares
                                                                 Beneficially
                                      Common Stock              Owned, Shares
                                      Beneficially  Approximate  That May be
                                       Owned as of   Percent of    Acquired
Name                                  March 1, 2001   Class(1)  Within 60 Days
----                                  ------------- ----------- --------------
Randy D. Lindholm....................     767,277      2.14%        738,450
Elizabeth H. Davila..................      40,000        *           30,000
Michael D. Ellwein(2)................      25,000        *           25,000
Robert J. Erra.......................      29,434        *           26,668
Paulita M. LaPlante..................      30,000        *           30,000
Kurt C. Wheeler......................      30,000        *           30,000
John F. Howe.........................     111,621        *           90,621
Stephen J. Williams..................      41,743        *           37,500
John N. Hendrick(3)..................      (3)         0.00%              0
All current executive officers and
 directors as a group (nine
 persons)............................   1,075,075      2.98%      1,008,239

--------
 *  Less than one percent

(1) Based upon 35,077,474 shares of common stock issued and outstanding as of March 1, 2001.

(2) Does not include shares beneficially owned by Medtronic Asset Management, Inc.

(3) Mr. Hendrick is VidaMed's former Vice President and Chief Operating Officer. VidaMed is unaware of the number of shares of VidaMed common stock beneficially owned by Mr. Hendrick as of March 1, 2001.

                             ELECTION OF DIRECTORS

                                  (Proposal 1)

Number of Directors

   Our bylaws provide that the Board of Directors will consist of six members, or such other number as may be determined by the Board of Directors.

Nominees for Director

   The Board of Directors has set its size at six and has nominated the six individuals named below to serve as directors of VidaMed until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

   The Board of Directors has nominated the following individuals to serve as our directors until the next annual meeting of stockholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

  . Randy D. Lindholm

  . Elizabeth H. Davila

  . Michael D. Ellwein

  . Robert J. Erra

  . Paulita M. LaPlante

  . Kurt C. Wheeler

   Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is six.

Medtronic Board Designee

   Pursuant to the terms of an equity investment in VidaMed by Medtronic Asset Management, Inc., a subsidiary of Medtronic, Inc., in January 2000, Medtronic has the right to designate one person for election to the Board so long as Medtronic continues to own at least 3,789,500 shares of VidaMed common stock. On March 20, 2000, Mr. Ellwein was elected to the Board as Medtronic's designee. Mr. Ellwein remains Medtronic's designee for election at the 2001 Annual Meeting. Our purchase agreement with Medtronic requires us to use commercially reasonable efforts to cause Medtronic's designee to be elected to the Board.

Vote Required

   Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy at the Annual Meeting.

   Although VidaMed is a Delaware corporation, under Section 2115 of the California Corporations Code, certain provisions of the California Corporations Code apply to VidaMed because of the residence of our stockholders and the extent of our business operations and assets in California. The provisions pertaining to certain requirements of cumulative voting apply to VidaMed.

   Stockholders have cumulative voting rights when voting for directors. Accordingly, any stockholder may multiply the number of votes he or she is entitled to vote by the number of directors to be elected and allocate votes among the candidates in any manner. However, no voting stockholder may cumulate votes unless the name(s) of the director candidate or candidates have been placed in nomination prior to the voting and the stockholder has given notice at the meeting prior to voting of the stockholder's intention to cumulate its votes. If any one stockholder has given notice of its intention to cumulate votes, then all stockholders may cumulate their votes for director candidates in nomination. Stockholders may exercise their cumulative voting rights, either in person or by proxy, after providing the proper notice. The six director nominees receiving the highest number of votes will be elected.

Board Recommendation

   The Board of Directors recommends a vote FOR the election of all of the nominees named in this proxy statement. In the absence of other instructions, the proxies will be voted FOR the election of all of these nominees.

   If, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for that number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

   The following table sets forth the name, age and principal occupation of each nominee for director, as of March 1, 2001, as well as how long each nominee has served as a director of VidaMed.

                                                                      Director
     Name of Nominee      Age          Principal Occupation            Since
     ---------------      ---          --------------------           --------
 Randy D. Lindholm(1)....  45 Chairman, President and Chief             1999
                               Executive Officer of VidaMed, Inc.

 Elizabeth H. Davila(2)..  56 President and Chief Executive Officer
                               of VISX Inc.                             1999

 Michael D. Ellwein(2)...  61 Vice President and Chief Development      2000
                               Officer of Medtronic, Inc.

 Robert J. Erra(1)(3)....  58 Partner of Healthcare Compensation
                               Strategies                               1997

 Paulita M. LaPlante(3)..  43 President and Chief Executive Officer     1999
                               of Optical Sensors Incorporated

 Kurt C. Wheeler(2)......  48 General Partner of MPM Capital LP         1999

--------
(1) Member of the Nominating Committee

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

   Randy D. Lindholm has served as our Chairman, President and Chief Executive Officer since August 1999. Prior to assuming his present position, Mr. Lindholm served as our Executive Vice President, Sales and Marketing from July 1998 to August 1999. Mr. Lindholm held various positions with Mallinckrodt, Inc. (formerly Nellcor Puritan Bennett) from 1993 through 1998. Mr. Lindholm's most recent position at Mallinckrodt, from January 1998 through August 1998, was Vice President--North American Respiratory Field Operations, where he was responsible for Mallinckrodt's field sales, service and clinical team in North America that included an organization of 350 people and over $700 million in revenue. Mr. Lindholm served as Vice President--Americas Field Operations from August 1996 to January 1998 and Senior Director--North America Field Operations from 1993 to July 1996. Prior to his service at Mallinckrodt, Mr. Lindholm was with GE Medical Systems for 15 years where he held a number of positions in sales, sales management and marketing.

   Elizabeth H. Davila has served as a director of VidaMed since September 1999. In February 2001, Ms. Davila became President and Chief Executive Officer of VISX Inc., a manufacturer that develops lasers for refractive surgery. From May 1995 until February 2001, Ms. Davila served as President and Chief Operating Officer at VISX Inc.

   Michael D. Ellwein was appointed to VidaMed's Board in March 2000, in connection with an equity investment in VidaMed by Medtronic Asset Management, Inc., a subsidiary of Medtronic, Inc. Mr. Ellwein is Vice President and Chief Development Officer of Medtronic, Inc., a medical device company. Mr. Ellwein is responsible for providing leadership for mergers, acquisitions, divestitures, joint ventures, strategic alliances and licensing opportunities, as well as providing leadership in identifying, valuing and making recommendations on opportunities in pursuit of Medtronic's growth strategy. Mr. Ellwein has served in this position since May 1990.

   Robert J. Erra has served as a director of VidaMed since December 1997. Mr. Erra has served as a partner of Healthcare Compensation Strategies, an executive and physician compensation consulting company, heading the Physician Services Division since October 1993. Before joining Healthcare Compensation Strategies, he was Senior Vice President and Chief Operating Officer at Scripps Clinic and Research Foundation, an internationally prominent research institute and tertiary hospital in La Jolla, California from January 1989 to November 1993.

   Paulita M. LaPlante has served as a director of VidaMed since November 1999. Ms. LaPlante is President and Chief Executive Officer of Optical Sensors Incorporated, a public company developing fiber optic sensors for medical use. She has served as President of Optical Sensors since September 1998, and Chief Executive Officer of Optical Sensors since December 1998. From June 1994 to September 1998, she served as Optical Sensors' Vice President of Worldwide Sales, Marketing and Business Development and was Director of Marketing and Business Development from April 1992 to June 1994. She also served as Optical Sensors' interim Vice President of Research and Development from January 1994 to September 1994. Before joining Optical Sensors, Ms. LaPlante was the Marketing Manager for the prostate division of American Medical Systems, Inc., a manufacturer and marketer of urology products.

   Kurt C. Wheeler has served as a director of VidaMed since November 1999. Mr. Wheeler is a General Partner of MPM Capital LP, a venture capital limited partnership. Prior to joining MPM, he was Chairman and Chief Executive Officer of InControl, Inc., a public company developing implantable cardiovascular devices to treat irregular heart rhythms, which was acquired by Guidant Corporation, from 1992 to October 1998. He serves on the Board of Directors of Intellicardia, Inc., Optiscan Biomedical Corp., Intraluminal Therapuetics Inc., Scout Medical Technologies LLC, Cryocor, Inc. and Xoft MicroTube Inc.

Information About the Board of Directors and its Committees

   The Board of Directors met six times and took action by written consent five times during 2000. All of the directors attended 75% or more of the meetings of the Board of Directors and all committees on which they served during 2000, except Mr. Wheeler who attended 70%.

   The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

   Audit Committee. The Audit Committee provides assistance to the Board of Directors in satisfying its fiduciary responsibilities relating to our accounting, auditing, operating and reporting practices, and reviews our annual financial statements, the selection and work of our independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee consists of three independent board members, Elizabeth H. Davila, Kurt C. Wheeler and Michael D. Ellwein. The Audit Committee met four times during 2000.

   Compensation Committee. The Compensation Committee:

  . reviews general programs of compensation and benefits for all of our employees;

  . makes recommendations to the Board of Directors concerning compensation to be paid to our officers and directors; and

  . administers our stock option plan, pursuant to which stock options may be granted to our eligible employees, officers, directors and consultants.

   The Compensation Committee consists of Robert J. Erra and Paulita M. LaPlante, both of whom are independent directors. The Compensation Committee met five times during 2000.

   Nominating Committee. The Nominating Committee evaluates candidates for board membership and makes recommendations regarding such evaluations to the Board. The Nominating Committee does not accept nominations for candidates for board membership from stockholders. The Nominating Committee, consists of Robert J. Erra and Randy D. Lindholm and met once during 2000.

Director Compensation

   VidaMed pays it non-employee directors a fee of $1,500 per board meeting attended ($500 if attended via teleconference) and $500 per committee meeting attended and reimburses each non-employee director for travel expenses incurred in attending board and committee meetings. Under VidaMed's Amended and Restated 1995 Director Option Plan, directors who are not employees of VidaMed automatically receive an initial option grant to purchase 20,000 shares of our common stock upon their initial election to our Board. This option is exercisable immediately with respect to 10,000 shares and exercisable with respect to the remaining 10,000 shares one year later. On the first business day of each succeeding year, each incumbent non-employee director is automatically granted an immediately exercisable option to purchase 5,000 shares. VidaMed does not pay any director additional amounts for special assignments of the Board of Directors. Options held by members of our Board as of March 1, 2001 are described in the table under "Security Ownership of Principal Stockholders and Management."

Compensation Committee Interlocks and Insider Participation

   Robert J. Erra and Paulita M. LaPlante served as members of VidaMed's Compensation Committee during 2000. No relationships existed during 2000 with respect to Mr. Erra or Ms. LaPlante that would be required to be disclosed under the rules of the Securities Exchange Act of 1934.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Other Compensation

   The following table provides summary information concerning cash and non-cash compensation earned by our Chief Executive Officer and our executive officers who earned cash and non-cash salary and bonus of more than $100,000 for the fiscal year ended December 31, 2000. Compensation information is included only for those years during which the named individual served as an executive officer of VidaMed, or as Chief Executive Officer of VidaMed, in the case of Mr. Lindholm. The executive officers named in this table are referred to as the "named executive officers" in this proxy statement.

                           Summary Compensation Table

                                                          Long-Term
                                Annual Compensation      Compensation
                              -------------------------- ------------
                                                          Securities   All Other
                                                 Bonus    Underlying  Compensation
Name and Principal Position   Year Salary ($)     ($)    Options (#)     ($)(1)
---------------------------   ---- ----------   -------- ------------ ------------
Randy D. Lindholm ........... 2000  $285,000    $142,500  1,237,554     $606,131
  Chairman, President and     1999   222,917(2)  315,103    400,000      103,600
  Chief Executive Officer

John F. Howe ................ 2000   175,000      26,250    261,496       39,526
  Vice President, Finance and 1999    62,587(3)    7,262    150,000        1,288
  Chief Financial Officer

Stephen J. Williams.......... 2000   129,063(4)   13,125    399,000        2,655
  Vice President and Chief
  Operating Officer

John N. Hendrick(5).......... 2000    54,934(5)      --      27,941       79,747
  Former Vice President and   1999   190,000     190,000        --         3,600
  Chief Operating Officer     1998   190,000       1,125     95,370        3,600

--------
(1) This column consists of an automobile allowance for all years reported, the value of the zero-priced options granted to the named executive officers in 2000 as described in more detail in footnote (3) to the table entitled "Stock Option Grants in 2000," and in the case of Mr. Lindholm, the value of a below market option granted in 2000 as described in more detail in the Compensation Committee Report under the heading "Board of Directors Committee Reports" and the forgiveness by VidaMed of a $50,000 loan in 2000 and a $100,000 loan in 1999.

(2) Mr. Lindholm became President and Chief Executive Officer of VidaMed in July 1999.

(3) Mr. Howe became Vice President of Finance and Chief Financial Officer of VidaMed in August 1999.

(4) Mr. Williams became Vice President and Chief Operating Officer of VidaMed in April 2000.

(5) Mr. Hendrick resigned as Vice President of Operations and Chief Operating Officer of VidaMed in March 2000.

Stock Option Grants in 2000

   The following table shows stock options granted to the named executive officers in 2000.

                                     Individual Grants(1)
                         ----------------------------------------------
                                                                        Potential Realizable Value at
                          Number of    Percent of                       Assumed Annual Rates of Stock
                         Securities   Total Options Exercise            Price Appreciation for Option
                         Underlying    Granted to   or Base                        Term(2)
                           Options    Employees in   Price   Expiration ------------------------------
Name                     Granted (#)   Fiscal Year   ($/Sh)     Date       0%        5%         10%
----                     -----------  ------------- -------- ---------- -------- ---------- ----------
Randy D. Lindholm.......   300,000         9.55%    $2.5630   12/1/10   $    --  $  483,557 $1,225,429
                            88,000         2.80%     1.8130    6/1/10        --     100,336    254,272
                           533,000        16.96%     1.6875   4/19/10    433,063  1,271,065  2,556,724
                           275,000         8.75%     2.9688   1/14/10        --     513,442  1,301,163
                            41,554(3)      1.32%     0.0000   1/10/10    119,468    194,600    309,869

Stephen J. Williams.....   249,000         7.92%     1.8130    6/1/10        --     283,906    719,474
                           150,000         4.77%     4.5000   3/20/10        --     424,504  1,075,776

John F. Howe............   199,000         6.33%     1.8130    6/1/10        --     226,897    575,002
                            50,000         1.59%     2.9688   1/14/10        --      93,353    236,575
                            12,496(3)      0.39%     0.0000   1/10/10     35,926     58,520     93,183

John N. Hendrick........    27,941(3)      0.89%     0.0000   1/10/10     79,037    130,850    208,356

--------
(1) All options granted to the named executive officers were granted under our Amended and Restated 1992 Stock Plan. Except for the options granted on January 10, 2000, which were exercisable in full, each option becomes exercisable at the rate of 1/4th of the number of shares covered by such option on the first anniversary of the grant date of such option and 1/48th per month thereafter until fully exercisable. To the extent not already exercisable, options granted under the plan become immediately exercisable in full upon certain changes in control of VidaMed and remain exercisable for the remainder of their terms. See "Executive Compensation and Other Benefits--Change in Control Arrangements." Except for the options granted on January 10, 2000, which were granted in lieu of the officers' annual bonuses and salary increases, and April 19, 2000, the exercise price of each option is equal to the fair market value of a share of our common stock on the grant date.

(2) These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises will depend upon the future performance of our common stock, the executive's continued employment with VidaMed and the date on which the options are exercised. The amounts represented in this table might not necessarily be achieved.

(3) In December 1999, VidaMed's Board of Directors decided that in lieu of the 1999 Performance Improvement Plan payout and customary salary increases that would normally be provided to employees during the month of February 2000, eligible employees would receive option grants to purchase shares of VidaMed common stock at a zero exercise price.

Aggregated Option Exercises in 2000 and Fiscal Year-End Option Values

   The following table summarizes information regarding the exercise of options to purchase VidaMed common stock during 2000 by the named executive officers, as well as the December 31, 2000 value of unexercised stock options held by the named executive officers.

                                                  Number of Securities            Value of Unexercised
                           Shares                Underlying Unexercised           In-the-Money Options
                          Acquired    Value   Options at December 31, 2000       at December 31, 2000(2)
                         on Exercise Realized -------------------------------   -------------------------
          Name               (#)      ($)(1)   Exercisable     Unexercisable    Exercisable Unexercisable
          ----           ----------- --------  -----------    ---------------   ----------- -------------
Randy D. Lindholm.......         0   $      0         612,784         1,324,770  $554,096     $824,346
Stephen J. Williams.....         0          0               0           399,000       --       233,313
John F. Howe............         0          0          62,496           349,000    65,614      248,963
John N. Hendrick........   409,758    612,584               0                 0       --           --

--------
(1) Represents the difference between the market value of VidaMed common stock on the exercise date and the exercise price of the options, before payment of applicable income taxes.

(2) Value based on difference between the fair market value of one share of VidaMed's common stock on January 2, 2001 ($2.75) and the exercise price of the options ranging from $0.00 to $4.50 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

Employment Agreements

   We have entered into letter agreements with each of Messrs. Lindholm, Howe and Williams regarding their employment with VidaMed. Under these agreements, each of these executive officers is guaranteed a minimum base salary, eligibility in our Performance Improvement Plan and certain other employee benefits.

Change in Control Arrangements

 Severance Agreements with Executive Officers

   We have entered into severance agreements with each of our executive officers to induce these executives to remain with VidaMed in the event of a threat or the occurrence of a "change in control" of VidaMed. A change in control is defined in these agreements as:

  . the acquisition by any person (other than VidaMed or a subsidiary or employee benefit plan maintained by VidaMed) of 25% or more of the combined voting power of our then outstanding voting securities;

  . an event as a result of which the individuals who are members of the Board of Directors on the date the severance agreement was approved cease for any reason to constitute at least a majority of the Board; or

  . completion by VidaMed, following approval by our stockholders, of a merger, consolidation or reorganization of VidaMed, subject to certain exceptions specified in the severance agreement.

   Upon the occurrence of a change in control, if the executive voluntarily terminates his position with VidaMed, the executive will be entitled to receive certain benefits, including:

  . a lump sum payment of a pro rata bonus through the date of termination equal to the greatest of the amount of bonuses received by the executive over a certain measurement period, as described in the executive's severance agreement;

  . severance pay in an amount equal to the greatest of the amount of the annual base salary plus bonus received by the executive over a certain measurement period, as described in the executive's severance agreement (twice the amount in the case of Mr. Lindholm);

  . continuation of coverage and benefits under our life, disability, medical, dental and hospitalization insurance for 12 months (24 months in the case of Mr. Lindholm) after the termination date for the executive and his dependents and beneficiaries (subject to reduction if the executive obtains equivalent benefits under a subsequent employer's benefit plans); and

  . immediate exercisability of all outstanding stock options held by executive.

   If the executive is terminated for cause, which is defined in the agreement as fraud, embezzlement, misappropriation or willful misconduct that is demonstrably and materially injurious to VidaMed, he will not be entitled to any payments or benefits under his severance agreement.

 Equity Compensation Plans

   Under our Amended and Restated 1992 Stock Plan and Amended and Restated 1995 Director Option Plan, in the event of a merger of VidaMed with or into another corporation, or the sale of substantially all of the assets of VidaMed, each outstanding option will be assumed or an equivalent option will be substituted by the successor corporation or parent or subsidiary. In addition, under our Amended and Restated 1992 Stock Plan, the administrator of the plan may, in lieu of assumption or substitution, provide for accelerated vesting of the options upon the change in control. Our Amended and Restated 1995 Director Option Plan provides that in the event that the successor corporation does not agree to assume the option or substitute an equivalent option, each outstanding option will become fully vested and exercisable.

                          RELATED PARTY TRANSACTIONS

   On November 20, 2000, we sold an aggregate of 4,250,000 share of our common stock for $2.00 per share, for an aggregate of $8,850,000, to several accredited investors, including Brookside Capital Partners Fund, L.P., Medtronic Asset Management, Inc., Zesiger Capital Group LLC and Circle F Ventures, LLC.

                            STOCK PERFORMANCE GRAPH

   The following graph compares VidaMed's cumulative total stockholder return with the Nasdaq U.S. Stock Market Index and an index based on companies in a peer group within the JP Morgan H & Q Healthcare--Excluding Biotechnology Index. The graph assumes the investment of $100 on December 31, 1995, and that all dividends were reinvested. No dividends have been declared or paid on VidaMed's common stock. The performance shown is not necessarily indicative of future performance.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
              AMONG VIDAMED, INC., THE NASDAQ STOCK MARKET (U.S.)
           AND THE JP MORGAN H & Q HEALTHCARE EXCLUDING BIOTECHNOLOGY

                        [PERFORMANCE GRAPH APPEARS HERE]

Research Data Group                            Peer Group Total Return Worksheet
VIDAMED INC

                                          Cumulative Total Return
                         ----------------------------------------------------
                             12/95    12/96   12/97    12/98   12/99    12/00
VIDAMED, INC.               100.00   135.53   46.05    29.61   19.08    28.95
NASDAQ STOCK MARKET (U.S.)  100.00   123.04  150.69   212.51  394.92   237.62
JP MORGAN H & Q HEALTHCARE-
EXCLUDING BIOTECHNOLOGY     100.00   111.02  132.31   160.76  140.46   219.73

                      BOARD OF DIRECTORS COMMITTEE REPORTS

Compensation Committee Report

 Membership and Role of the Compensation Committee

   VidaMed's executive compensation program is designed to be closely linked to the overall performance of the company and returns generated for stockholders. Toward this end, VidaMed has developed a compensation strategy with specific compensation plans that tie a significant portion of executive compensation to VidaMed's success in meeting specified performance goals. This strategy seeks to:

  . ensure VidaMed's ability to attract and retain key executives;

  . align the interests of VidaMed's executives with those of its stockholders; and

  . provide a compensation package that balances individual contributions and overall business results.

   Each year, the Compensation Committee, which is composed of Robert J. Erra and Paulita M. LaPlante, conducts a review of VidaMed's executive compensation program. The review includes an assessment of the effectiveness of VidaMed's compensation program and a comparison of its executive compensation and performance to comparable public corporations, including companies within a group of "competitor companies" listed on the Nasdaq SmallCap Market and competing in the medical devices industry. From time to time, VidaMed retains the services of executive compensation consultants to provide the Compensation Committee with comparative data, benefit design advice and analysis of the cost incentives provided.

 Total Compensation

   An executive's total compensation consists of four components: (1) base salary, (2) an annual incentive bonus, (3) long-term stock-based compensation, and (4) various benefits generally available to all full-time employees.

 Base Salary

   The Compensation Committee considers a number of factors in setting the base salary for executive officers. Those factors typically include:

  . responsibility of the individual's position;

  . the individual's performance;

  . VidaMed's overall financial performance;

  . certain non-financial indicators of corporate performance, including, among other things, strategic developments for which an executive has responsibility (such as product approvals and governmental relations) or managerial performance (such as resource allocation and policy development); and

  . the business and competitive climate.

   The evaluation of an executive's non-financial indicators is reflected in his or her performance rating. Each year, the Compensation Committee reviews with the President and Chief Executive Officer his performance rating of the other executive officers and evaluates compensation levels against levels at competitor companies. The Compensation Committee engages established, independent compensation consultants to confirm that VidaMed's salary levels for its executive officers are within the range of salary levels for executive officers of the competitor companies. The Compensation Committee sets salaries of the executive officers within a range above the median but below the high-end of the salary levels at the competitor companies.

   In fixing the salaries of the executive officers for 2000, the Compensation Committee considered VidaMed's overall financial performance and the non-financial indicators reflected in individual performance ratings, although no particular weighting was assigned to any specific aspect of the corporate performance. In lieu of any salary increases in early 2000, each executive officer received an option to purchase shares of our common stock at a zero exercise price as described in more detail under the heading "Executive Compensation and Other Benefits--Stock Option Grants in 2000."

 Annual Incentive Bonus

   The Performance Improvement Plan, which is VidaMed's annual incentive performance plan, allows the Compensation Committee to make annual bonus awards to executive officers and director-level personnel based on certain financial and non-financial indicators or goals. The awards may consist of cash, stock options or a combination of both.

   For 2000, the target bonus percentage for the named executive officers, other than Mr. Lindholm, was 40% of base salary, with the maximum possible bonus equal to 80% of base salary and a threshold bonus of 20% of base salary. Receipt of the bonus for 2000 was dependent upon VidaMed achieving certain revenues and procedure volumes. For 2000, payment under the Performance Improvement Plan for the named executive officers was just below target. This resulted in bonus payments for the named executive officers, other than Mr. Lindholm, of 30% of their annual base salary, a portion of which, however, is further dependent upon certain revenue and procedure volumes in 2001.

 Long-Term Incentive Compensation

   Long-term incentives are provided to executive officers primarily through VidaMed's Amended and Restated 1992 Stock Plan. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management directly with creation of stockholder value.

   Under VidaMed's Amended and Restated 1992 Stock Plan, guidelines for initial employment stock option grants and periodic option grants, are set at levels competitive with programs offered and maintained by comparably sized medical device and high technology companies located primarily in the San Francisco Bay Area. In addition to competitive practice data, the Compensation Committee considers factors, such as overall experience or performance and the number of stock options already outstanding or previously granted in determining the size of stock option awards. Generally, stock options have an exercise price equal to the fair market value of a share of VidaMed common stock on the date of grant, a 10-year term and vest over a 4-year period. The names of the executive officers, the number of options and the exercise price for each option granted during 2000 is set forth in the table under the heading "Stock Option Grants in 2000."

 Compensation of Chief Executive Officer

   Mr. Lindholm's annual base salary at the end of the fiscal year ended December 31, 2000 was $285,000, which represents a $25,000 increase over his 1999 annual base salary. For 2000, Mr. Lindholm's target annual bonus percentage was 50% of his base salary, and his actual bonus payment amounted to $142,500, or 50% of his base salary.

   Under the 1992 Amended and Restated Stock Plan, Mr. Lindholm received options to purchase a total of 1,237,554 shares of VidaMed common stock in 2000. Except for the zero priced options, which were granted in lieu of Mr. Lindholm's 1999 Performance Improvement Plan payout and a customary salary increase in early 2000, and the options granted on April 19, 2000 described below, the options granted to Mr. Lindholm in 2000 have an exercise price equal to the fair market value of a share of VidaMed common stock on the date of grant and become exercisable with respect 1/4th of the option shares on the first anniversary of the grant date and with respect to the remaining 1/48th monthly thereafter. In April 2000, Mr. Lindholm was granted an option to purchase 533,000 shares of VidaMed common stock at an exercise price of $1.69. The fair market value of a share of VidaMed common stock on that date was $2.50. This option became exercisable with respect 1/4th of the option shares on June 25, 2000 and becomes exercisable with respect to the remaining 1/48th monthly thereafter. These options were granted to make Mr. Lindholm's equity participation in VidaMed commensurate with that of chief executive officers of similar public companies and as a performance bonus.

   Upon commencement of his employment with VidaMed, we provided Mr. Lindholm an interest-free loan in the amount of $200,000. Pursuant to the terms of our agreement with Mr. Lindholm, during 1999, we forgave 50% of Mr. Lindholm's outstanding loan, in the amount of $100,000. An additional 25% of the loan, in the amount of $50,000, was forgiven in the first quarter of 2000, and in February 2001, we forgave the remaining portion of Mr. Lindholm's loan.

 Section 162(m) Policy

   Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Compensation Committee believes that at the present time it is unlikely that the compensation paid to any named executive officer in a taxable year that is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its named executive officers will be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and applicable Treasury regulations, and at such time as it appears necessary, will adopt a compensation plan for executive officers that complies with the requirements for full deductibility under Section 162(m).

Submitted by: Robert J. Erra
   Paulita M. LaPlante

Audit Committee Report

   Notwithstanding anything to the contrary set forth in any of VidaMed's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

 Auditors Fees

   The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in our Quarterly Reports on Form 10-Q for such fiscal year were $120,340. Audited-related fees for such fiscal year were $101,400.

   No professional services were rendered or fees billed by Ernst & Young LLP for financial information systems design and implementation for the fiscal year ended December 31, 2000.

   The aggregate fees billed for professional services rendered by Ernst & Young LLP other than audit and audit-related fees and financial information system design and implementation fees for the fiscal year ended December 31, 2000 were $6,660.

 Membership and Role of the Audit Committee

   The Audit Committee consists of Elizabeth H. Davila, Michael D. Ellwein and Kurt C. Wheeler, each of whom is independent, as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this proxy statement as Appendix A.

   The primary function of the Audit Committee is to provide advice with respect to VidaMed's financial matters and to assist the Board in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:

  . serve as an independent and objective party to monitor VidaMed's financial reporting process and internal control system;

  . review and appraise the audit efforts of VidaMed's independent accountants and internal audit department;

  . evaluate VidaMed's quarterly financial performance as well as its compliance with laws and regulations;

  . oversee management's establishment and enforcement of financial policies and business practices; and

  . provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board.

 Review of VidaMed's Audited Financial Statements for the Fiscal Year Ended December 31, 2000

   The Audit Committee has reviewed and discussed VidaMed's audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has discussed with Ernst & Young LLP, VidaMed's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Ernst & Young LLP with that firm.

   Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that VidaMed's audited financial statements be included in VidaMed's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

Submitted by: Elizabeth H. Davila
   Michael D. Ellwein
   Kurt C. Wheeler

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

                                  (Proposal 2)

Appointment of Auditors

   The Board of Directors has appointed Ernst & Young LLP as our independent auditors for the year ending December 31, 2001. Ernst & Young LLP has acted as our independent auditors since VidaMed's inception in 1992.

   Although it is not required to do so, the Board of Directors wishes to submit the selection of Ernst & Young LLP to the stockholders for ratification. If you do not ratify the appointment of Ernst & Young LLP, another firm of independent auditors will be considered by the Board of Directors.

   Representatives of Ernst & Young LLP will be present at the Annual Meeting via telephone, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required

   The affirmative vote of the holders of a majority of the shares of our common stock, present in person or by proxy on this matter at the Annual Meeting, is necessary for the ratification of Ernst & Young LLP, as our independent auditors for the year ending December 31, 2001.

Board Recommendation

   The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2001. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Ernst & Young LLP.

                                 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and all persons who beneficially own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.

   To our knowledge, based on a review of the copies of the Section 16(a) reports received during the period from January 1, 2000 to February 14, 2001, all of our directors, executive officers and beneficial owners of greater than 10% of our common stock complied with the applicable Section 16(a) filing requirements, except for Steve Williams who filed his initial report on Form 3 late.

Stockholder Proposals For 2002 Annual Meeting

   Stockholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Stockholders must be received by us on or before December 17, 2001 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

   A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by March 2, 2002. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. All proposals must contain specific information required by VidaMed's Bylaws, a copy of which may be obtained by writing VidaMed's Corporate Secretary.

Other Business

   Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the proxy in accordance with their best judgment on the matters.

Copies of 2001 Annual Report

   VidaMed will mail without charge to any stockholder upon written request a copy of VidaMed's Annual Report on 10-K for the year ended December 31, 2000, including the financial statements and schedules and a list of exhibits.

   This request should be sent to:

   Mr. John F. Howe
   Vice President, Finance and Chief Financial Officer
   VidaMed, Inc.
   46107 Landing Parkway
   Fremont, California 94538

   Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ RANDY D. LINDHOLM

                                          Randy D. Lindholm
                                          Chairman, President and Chief
                                           Executive Officer

April 16, 2001
Fremont, California

                                   Appendix A

                            AUDIT COMMITTEE CHARTER
                                 VIDAMED, INC.

 Organization

   There shall be a committee of the Board of Directors (the "Board") of VidaMed, Inc. (the "Company") known as the audit committee (the "Committee"). This charter shall govern the operations of the Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board.

 Statement of Policy

   The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, if any, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

 Composition and Qualifications

   The members of the Committee shall be appointed by the Board and shall consist of at least three directors. Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or shall become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. All Committee members shall be "independent directors" as defined in Nasdaq Stock Market Rule 4200(a)(14), as it may be amended from time to time.

 Responsibilities and Processes

   The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, resolve disagreements between management and the independent auditors or assure compliance with laws and regulations and the Company's corporate policies. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to react more effectively to changing conditions and circumstances. The Committee shall take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

   The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.

  . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to stockholders' approval.

  . The Committee shall discuss with the independent auditors and the internal auditors, if any, the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. In addition, the Committee shall discuss with management, the independent auditors and the internal auditors, if any, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors and the internal auditors, if any, with and without management present, to discuss the results of their examinations.

  . The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form l0-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair or other designated representative of the Committee may represent the entire Committee for the purposes of this review.

  . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality (not just acceptability) of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Further, the Committee shall indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K and shall review and approve the report required to be included in the Company's annual proxy statement.

                                 VIDAMED, INC.

               This Proxy is solicited by the Board of Directors

  The undersigned hereby appoints Randy D. Lindholm and John F. Howe, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of VidaMed, Inc. held of record by the undersigned on March 20, 2001, at the Annual Meeting of Stockholders to be held on May 10, 2001, or any adjournment thereof.

[X] Please mark your votes as in this example.

1. Election of Directors:
  [_] FOR all nominees listed below (except as marked to the contrary below) [_] WITHHOLD all nominees listed below

  (INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name.)

         Randy D. Lindholm, Elizabeth H. Davila, Michael D. Ellwein Robert J. Erra, Paulita M. LaPlante, Kurt C. Wheeler

2. Ratification of Auditors
  Proposal to ratify the appointment of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2001.

                 [_] FOR         [_] AGAINST     [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business, as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 2 and FOR all nominees named in Proposal 1.

                                                    Dated _______________, 2001

                                                    ---------------------------
                                                             Signature

                                                    ---------------------------
                                                     Signature if held jointly

                                                    Please sign exactly as
                                                    name appears below. When
                                                    shares are held by joint
                                                    tenants, both should sign.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian,
                                                    please give full title as
                                                    such. If a corporation,
                                                    please sign in full
                                                    corporate name by
                                                    President or other
                                                    authorized officer. If a
                                                    partnership, please sign
                                                    in partnership name by
                                                    authorized person.

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.